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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2004
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                              DT INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                        0-23400                 44-0537828
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(STATE OR OTHER JURISDICTION            (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.



907 W. FIFTH STREET, DAYTON, OH                                     45407
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibits are filed herewith.

                    Ex. 99.1 Press Release dated March 11, 2004.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 11, 2004, DT Industries, Inc. issued a press release announcing the sale of its Packaging Systems division to reduce outstanding indebtedness under its senior credit facility, the engagement of a financial advisor to explore the sale of its remaining operations or a recapitalization transaction, and the settlement of an administrative cease-and-desist proceeding with the Securities and Exchange Commission. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 11, 2004

                                            DT INDUSTRIES, INC.


                                            By: /s/ Dennis S. Dockins
                                                --------------------------------
                                                Dennis S. Dockins
                                                General Counsel and Secretary